REMOTEMDx, INC.
                     150 West Civic Center Drive, Suite 400
                                 Sandy, UT 84070
                                 (801) 563-7171

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 10, 2006


Dear Shareholder:

         You are invited to attend the Annual Meeting of Shareholders of RemoteMDx, Inc., to be held at RemoteMDx, Inc. 150 West Civic Center Drive, Suite 400, Sandy, Utah , 84070, on Monday, July 10, 2006, at 10:00 a.m., Mountain Daylight Time, for the following purposes:

         1. To elect four directors to serve for one year each, until the next Annual Meeting of Shareholders and until a successor is elected and shall qualify;

         2. To ratify the selection of Hansen Barnett & Maxwell, as the Company's independent auditors;

         3. To approve an amendment to the Articles of Incorporation increasing the number of shares of common stock authorized to be issued by the Company;

         4. To approve an amendment to the Articles of Incorporation increasing the number of shares of preferred stock authorized to be issued by the Company;

         5.   To approve the 2006 Equity Incentive Award Plan; and


         6. To consider and act upon any other matters that properly may come before the meeting or at any postponement or adjournment thereof.

         Only record holders of shares of the common stock and the Series B Preferred Stock and Series C Preferred Stock of RemoteMDx at the close of business on May 19, 2006, have the right to receive notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of shareholders entitled to receive notice and to vote at the meeting will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the offices of RemoteMDx at 150 West Civic Center Drive, Suite 400, Sandy, Utah, during the 10 days prior to the meeting.

         Your vote is important. Whether or not you are able to attend the Annual Meeting, we urge you to sign and date the enclosed proxy card and to return it promptly in the enclosed envelope. If you do attend the Annual Meeting, you may withdraw your prior vote or proxy and vote personally on any matters brought properly before the meeting. RemoteMDx will pay all expenses of the meeting, including the cost of printing and mailing the proxy statement and other materials and the solicitation process.

                                           By Order of the Board of Directors,

                                           /s/ Michael G. Acton
                                           --------------------
                                           Michael G. Acton, Corporate Secretary

Salt Lake City, Utah
May 18, 2006

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                                 REMOTEMDx, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT

                                TABLE OF CONTENTS


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT                  1
QUESTIONS AND ANSWERS                                                         3
PROPOSAL #1: ELECTION OF DIRECTORS                                            5
PROPOSAL #2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS                7
-- Independence                                                               7
-- Financial Statements and Reports                                           7
-- Services                                                                   7
PROPOSAL #3: AMENDMENT TO ARTICLES OF INCORPORATION INCREASING
AUTHORIZED SHARES OF COMMON STOCK                                             8
PROPOSAL #4: AMENDMENT TO ARTICLES OF INCORPORATION INCREASING
AUTHORIZED SHARES OF PREFERRED STOCK                                         10
PROPOSAL #5: APPROVAL OF 2006 EQUITY INCENTIVE AWARD PLAN                    11
INFORMATION CONCERNING REMOTEMDX, INC.                                       11
BOARD OF DIRECTORS
-- Committees of the Board of Directors                                      17
-- Audit Committee Financial Expert                                          17
-- Remuneration                                                              17
-- Director Independence                                                     17
-- Shareholder Communications with Directors                                 17
REPORT OF THE AUDIT COMMITTEE                                                18
EXECUTIVE OFFICERS                                                           18
COMMON STOCK OWNERSHIP                                                       20
COMPENSATION OF EXECUTIVE OFFICERS                                           22
-- Summary Compensation Table                                                22
-- Employment Agreements                                                     23
-- Stock Option Grants in Fiscal Year 2005                                   23
-- Stock Options Outstanding and Options Exercised in Fiscal
Year 2005                                                                    23
COMPENSATION PLANS                                                           23
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT                            24
STOCK PERFORMANCE GRAPH                                                      25
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                               26
OTHER MATTERS                                                                26
ANNUAL REPORT                                                                26
FURTHER INFORMATION                                                          27

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                                 REMOTEMDx, INC.

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD July 10, 2006

         The Board of Directors of RemoteMDx, Inc. ("RemoteMDx") is soliciting proxies to be used at the 2005 Annual Meeting of Shareholders ("Annual Meeting"). Distribution of this Proxy Statement and proxy form is scheduled to begin on or about June 1, 2006. The mailing address of RemoteMDx's principal executive offices is 150 West Civic Center Drive, Suite 400, Sandy, Utah 84070.

                              QUESTIONS AND ANSWERS


         Why did I receive this Proxy Statement? We have sent you the Notice of Annual Meeting of Shareholders and this Proxy Statement and the enclosed proxy or voting instruction card because the RemoteMDx Board of Directors is soliciting your proxy to vote at our Annual Meeting on July 10, 2006. The Proxy Statement contains information about matters to be voted on at the Annual Meeting.

         Who is entitled to vote? You may vote if you owned common stock or shares of Series B preferred stock OR Series C Preferred Stock as of the close of business on May 19, 2006. On May 19, 2006, there were ______________ shares of our common stock outstanding and entitled to vote at the Annual Meeting. Additionally, as of May 19, 2006, there were outstanding a total of 20,431 shares of Series A Preferred Stock; 268,332 shares of Series B Preferred Stock; and 3,271,067 shares of Series C Preferred Stock outstanding, convertible at any time at the option of the holders thereof into approximately 9,813,201 shares of common stock. The Series A Preferred Stock does not grant separate voting rights; in other words, the holders of Series A Preferred Stock are not entitled to vote simply because they hold Series A Preferred Stock. The Series B and Series C Preferred Stock do have voting rights. Each holder of Series B Preferred Stock is entitled to one vote per share of Series B Preferred Stock held as of the Record Date, on a one-for-one basis. Each holder of Series C Preferred Stock is entitled to one vote for each share of common stock into which the shares of Series C Preferred Stock held are convertible, which was three shares of common stock as of the Record Date. In other words, if a shareholder owns 10 shares of Series C Preferred Stock, he or she would be entitled to vote 30 shares of common stock.

         Further, the holders of the Series C Preferred Stock have the right to elect, voting as a class, two directors to our Board of Directors. As of May 19, 2006, the holders of the Series C Preferred Stock had not exercised the right to elect two directors. Please note that when the holders of the Series C Preferred Stock exercise that right, the number of directors serving on the board will increase.

         How many votes do I have? Each share of common stock and each share of Series B preferred stock that you own at the close of business on May 19, 2006, entitles you to one vote. Additionally, each share of Series C Preferred Stock that you own at the close of business on May 19, 2006, entitles you to three votes.

         What am I voting on? You will be voting on proposals to:

         o    Elect four directors;

         o Ratify the selection of Hansen Barnett & Maxwell, LLP, ("Hansen Barnett") as our independent auditors;

         o Approve an amendment to the Company's Articles of Incorporation (the "Articles of Incorporation") increasing the number of shares of common stock the Company may issue;

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

         o Approve an amendment to the Company's Articles of Incorporation (the "Articles of Incorporation") increasing the number of shares of preferred stock the Company may issue;

         o    Approve the 2006 Equity Incentive Award Plan; and

         o Transact any other business which may properly come before the Annual Meeting.


         How do I vote?  You can vote in the following ways:

         o By Mail: If you are a holder of record, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your shares in street name, please complete and mail the voting instruction card.

         o At the Annual Meeting: If you are planning to attend the Annual Meeting and wish to vote your shares in person, we will give you a ballot at the meeting. If your shares are held in street name, you need to bring an account statement or letter from your broker, bank or other nominee indicating that you are the beneficial owner of the shares on May 19, 2006, the record date for voting. Even if you plan to be present at the meeting, we encourage you to complete and mail the enclosed card to vote your shares by proxy.

         What if I return my proxy or voting instruction card but do not mark it to show how I am voting? Your shares will be voted according to the instructions you have indicated on your proxy or voting instruction card. You can specify whether your shares should be voted for all, some or none of the nominees for director. You can also specify whether you approve, disapprove or abstain from the other proposals. If no direction is indicated, your shares will be voted FOR the election of the nominees for director, FOR the ratification of the selection of Hansen Barnett as our independent auditors, FOR the amendment to the articles of incorporation to increase the number of shares of common stock authorized, FOR the amendment to the articles of incorporation to increase the number of shares of preferred stock authorized, FOR the 2006 Equity Incentive Award Plan and, with respect to any other matter that may properly come before the Annual Meeting, at the discretion of the proxy holders.

         May I change my vote after I return my proxy card or voting instruction card? You may revoke your proxy or change your vote at any time before it is exercised in one of three ways:

         o Notify our Corporate Secretary in writing before the Annual Meeting that you are revoking your proxy;

         o Submit another proxy card (or voting instruction card if you hold your shares in street name) with a later date; or

         o    Vote in person on Monday, July 10, 2006, at the Annual Meeting.

         What does it mean if I receive more than one proxy or voting instruction card? It means that you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please vote all of your shares by returning all proxy and voting instruction cards you receive.

         What constitutes a quorum? A quorum must be present to properly convene the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy or voting instruction card or if you attend the Annual Meeting. Abstentions and broker non-votes are counted as shares present at the meeting for purposes of determining whether a quorum of common stock shareholders exists but not as shares cast for any proposal. Because abstentions and broker non-votes are not treated as shares cast, they would have no impact on any of the Proposals 1 or 2.

         What vote is required in order to approve each proposal? The required vote is as follows:

         o Election of Directors: The election of the nominees requires the affirmative vote of a plurality of the shares cast at the Annual Meeting. This means that a nominee receiving more "FOR" votes than "AGAINST" votes will be approved. If you do not want to vote your

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              shares for a particular nominee, you may indicate that in the space provided on the proxy card or the voting instruction card. In the unanticipated event that any of the nominees is unable or declines to serve, the proxy will be voted for another person as shall be designated by the Board of Directors to replace the nominee, or in lieu thereof, the Board may reduce the number of directors.

         o Ratification of Selection of Independent Auditors: Ratification of the selection of Hansen Barnett & Maxwell, LLP ("Hansen Barnett"), as our independent auditors requires the affirmative vote of a majority of the shares cast at the Annual Meeting. If the shareholders do not ratify the appointment of Hansen Barnett, the Audit Committee may reconsider the appointment.

         o Approval of Amendment to Articles of Incorporation Increasing the Authorized Common Stock of the Company (the "Common Stock Amendment"): The affirmative vote of a majority of the votes cast on the matter is required to approve the Common Stock Amendment.

         o Approval of Amendment to Articles of Incorporation Increasing the Authorized Preferred Stock of the Company (the "Preferred Stock Amendment"): The affirmative vote of a majority of the votes cast on the matter is required to approve the Preferred Stock Amendment.

         o Approval of the Company's 2006 Equity Incentive Award Plan: The affirmative vote of a majority of the votes cast on the matter is required to approve the Company's 2006 Equity Incentive Award Plan.

         How will voting on any other business be conducted? We do not know of any business or proposals to be considered at the Annual Meeting other than those described in this Proxy Statement. If any other business is proposed and we decide to allow it to be presented at the Annual Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter according to their best judgment.

         Who will count the votes? Representatives of RemoteMDx will act as the inspectors of election and will tabulate the votes cast at the Annual Meeting and received by proxy.

         Who pays to prepare, mail and solicit the proxies? We will pay all of the costs of soliciting proxies. We will ask banks, brokers and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority of executed proxies. We will reimburse them for their reasonable expenses.

         How do I submit a shareholder proposal for next year's Annual Meeting? Any shareholder who intends to present a proposal at the 2007 Annual Meeting of Shareholders must deliver the proposal to the Corporate Secretary, c/o RemoteMDx, Inc., 150 West Civic Center Drive, Suite 400, Sandy, Utah, 84070, not later than December 31, 2006, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

         Who should I call if I have questions? If you have questions about the proposals or the Annual Meeting, you may call Michael G. Acton, CFO and Secretary, at (801) 563-7171.

                       PROPOSAL #1 - ELECTION OF DIRECTORS

         Our Bylaws provide that the shareholders or the Board of Directors shall determine the number of directors from time to time, but that there shall be no less than three. The Board of Directors currently has four members. All four of these directors will stand for re-election at the Annual Meeting.

         Each director elected at the Annual Meeting will hold office until the Annual Meeting in 2007, until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. The Board of Directors has no reason to believe that any of the nominees for director will be unwilling or unable to serve if elected. These nominees have been selected by the Board of Directors; the Board has no nominating committee. If due to unforeseen circumstances a nominee should become unavailable for election, the Board may either reduce the number of directors or substitute another person for the nominee in which event your shares will be voted for that other person.

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

         We will vote your shares as you specify in your proxy. If you sign, date and return your proxy but do not specify how you want your shares voted, we will vote them FOR the election of each of the nominees listed below.

Director Nominees

         The nominees to the Board of Directors in 2006 are Robert E. Childers, James J. Dalton, David G. Derrick, and Peter McCall. All of the nominees currently serve as members of the Board of Directors. The following information is furnished with respect to these nominees as of May 17, 2006.

Robert Childers

Mr. Childers joined our board in July 2001. Since 1977, he has served as the Chief Executive Officer of Structures Resources Inc., a firm which he founded in 1972, and has more than 30 years of business experience in construction and real estate development. Mr. Childers has served or is currently serving as General Partner in 16 Public Limited Partnerships in the Middle Atlantic States. Partners include First Union Bank and Fannie Mae. Structures Resources has successfully completed over 300 projects (offices, hotels, apartments, and shopping centers) from New York to North Carolina. Recently Mr. Childers has been a partner for various projects in Baltimore and Philadelphia. He is a co-founder of Life Science Group, a boutique biotech investment-banking firm. Mr. Childers was also the founding President of Associated Building Contractors for the State of West Virginia and served as a director of The Twentieth Street Bank until its merger with City Holding Bank. He is a former naval officer serving in Atlantic fleet submarines. Mr. Childers is a member of the Audit Committee and Compensation Committee of the board of directors.

James Dalton

Mr. Dalton joined us as a director in 2001. He was named President of the Company in August 2003. From 1987 to 1997, Mr. Dalton was the owner and President of Dalton Development, a real estate development company. He served as the President and coordinated the development of The Pinnacle, an 86-unit condominium project located at Deer Valley Resort in Park City, Utah. Mr. Dalton also served as the President and equity owner of Club Rio Mar in Puerto Rico, a 680-acre beach front property that includes 500 condominiums, beach club, numerous restaurants, pools and a Fazio-designed golf course. He was also a founder and owner of the Deer Valley Club, where he oversaw the development of a high-end, world-class ski project that includes 25 condominiums with a "ski-in and ski-out" feature. From 1996 to 2000, Mr. Dalton served as an officer and director of Biomune Systems, Inc. Prior to joining us and following his resignation from Biomune Systems, Mr. Dalton managed his personal investments.

David Derrick

Mr. Derrick has been our CEO and Chairman since February 2001. Previously he served as CEO and Chairman of the Board of Directors of Biomune Systems Inc. between 1989 and 1998. Biomune was a biotechnology company and was the former parent corporation of RemoteMDx, Inc. From 1996 to 1999, Mr. Derrick was Chairman of the Board of Directors of Purizer Corporation; during 2000 he served as a director of Purizer Corporation. From 1979 to 1982, Mr. Derrick was a faculty member at the University of Utah College of Business. Mr. Derrick graduated from the University of Utah with a Bachelor of Arts degree in Economics in 1975 and a Masters in Business Administration degree with an emphasis in Finance in 1976. Mr. Derrick has been a principal financier and driving force in many new businesses. During the early 1980's he helped create the community of Deer Valley, an exclusive ski resort outside of Park City, Utah. In 1985 he founded and funded a company that pioneered the Smart Home concept - the computerized home. The company is known as Vantage Systems and is today a leader in this field.

Peter McCall

Mr. McCall joined our board of directors in July 2001. Mr. McCall began his career in the mortgage finance business in 1982. As a Vice President of GE Mortgage Securities, he oversaw the first mortgage securities transactions between GE Capital Corporation and Salomon Brothers. For fifteen years, Mr. McCall structured and sold both mortgage and asset backed security transactions. In 1997 Mr. McCall founded McCall Partners LLC. McCall Partners is an investment vehicle for listed and non-listed equity securities. Mr. McCall is also a member of the Board of Directors of Premium Power Corporation of North Andover, MA. Mr. McCall is a member of the Audit Committee and the Compensation Committee of the board of directors.

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         Pursuant to the Designation of Rights and Preferences (the
"Designation") of the Series C Preferred Stock (the "Series C Preferred"), the holders of the outstanding Series C Preferred have the right, as a class, to elect two additional directors to our Board of Directors. Pursuant to a voting agreement between the holders of the Series C Preferred, the holders of the Series C Preferred have the right to designate two directors for election by the holders of the Series C Preferred. Accordingly, the holders of our common stock and shares of Series B and Series C Preferred will vote, as a group, on the election of four directors, and the holders of the Series C Preferred will vote separately as a class on the election of two additional directors. We do not anticipate that such separate election by the holders of the Series C Preferred will take place at the Annual Meeting. If such election has taken place prior to the Annual Meeting, we will announce the results of such election.

Recommendation

 The Board of Directors unanimously recommends a vote FOR each director nominee.

         PROPOSAL #2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Audit Committee of the Board of Directors has selected Hansen, Barnett & Maxwell ("Hansen Barnett") as the independent public accountants to audit the financial statements of RemoteMDx and its subsidiaries for the fiscal year ending September 30, 2006. The Board is submitting the appointment of that firm for ratification of the shareholders at the Annual Meeting.

         On November 3, 2005, upon the authorization and approval of the audit committee of its board of directors, the Company engaged Hansen Barnett as its independent registered public accounting firm.

         While ratification of the selection of accountants by the shareholders is not required and is not binding upon the Audit Committee or the Company, in the event of a negative vote on such ratification, the Audit Committee might choose to reconsider its selection.

Independence

         Hansen Barnett and Maxwell has advised us that it has no direct or indirect financial interest in RemoteMDx or any of its subsidiaries, and that it has had, during the last three years, no connection with RemoteMDx or any of its subsidiaries other than as independent auditors and certain other activities as described below.

Financial Statements and Reports

         The financial statements of RemoteMDx for the year ended September 30, 2005, and report of Hansen Barnett and Maxwell is being provided to our shareholders in connection with this proxy statement. Hansen Barnett and Maxwell will have a representative present at the meeting who will have an opportunity to make a statement if he or she so desires and to respond to appropriate questions from shareholders.

Services

         For the years ended September 30, 2005, Hansen, Barnett and Maxwell
(HBM) provided audit services for the Company.

     Audit Fees

         Audit services consist of the audit of the annual consolidated financial statements of the Company, and other services related to SEC filings and registration statements filed by the Company and its subsidiaries and other pertinent matters. Audit fees paid to HBM for fiscal years 2005 and 2004 totaled approximately $55,200 and $0, respectively.

     Tax Fees, Audit Related Fees, and All Other Fees

         HBM has not provided any consulting services to the Company in fiscal years 2004 and 2005, including tax consultation and related services, nor did HBM perform any financial information systems design and implementation services for the Company in either period.

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         The Audit Committee of the Board of Directors considered and authorized all services provided by HBM and considered that the provision of non-audit services was compatible with maintaining auditor independence.

         Audit services consist of the audit of the annual consolidated financial statements of the Company, review of the quarterly financial statements, stand-alone audits of subsidiaries, accounting consultations and consents and other services related to SEC filings and registration statements filed by the Company and its subsidiaries and other pertinent matters. Audit fees paid to Tanner LC for fiscal years 2005 and 2004 totaled $61,628 and $92,600, respectively.

Recommendation

         The Board of Directors unanimously recommends a vote "FOR" Proposal #2.


      PROPOSAL #3 - AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO
               INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY
                 TO INCLUDE 175,000,000 SHARES OF COMMON STOCK,
                           PAR VALUE $.0001 PER SHARE.


         The first paragraph of Article III of the Company's Articles of Incorporation, as amended to date, reads as follows:

         The Corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock authorized to be issued is one hundred million (100,000,000) and the total number of shares of Preferred Stock authorized to be issued is ten million (10,000,000). The Common Stock and the Preferred Stock shall each have a par value of $0.0001 per share.

         The Company's Board of Directors has approved and recommends to the shareholders the adoption of an amendment to this paragraph of Article III of the Articles of Incorporation that would increase the number of shares of common stock that the Company is authorized to issue from 100,000,000 shares to 175,000,000 shares. The authorized number of shares of preferred stock would not be changed, unless the shareholders also approve Proposal No. 4 below. This paragraph of Article III, as amended, would read as follows:

         The Corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock authorized to be issued is One Hundred Seventy Five Million (175,000,000) and the total number of shares of Preferred Stock authorized to be issued is ten million (10,000,000). The Common Stock and the Preferred Stock shall each have a par value of $0.0001 per share.

         Only the number of shares of common stock issuable by the Company would be affected by this amendment, (unless the shareholders also approve Proposal No. 4 below). Except for this change, the proposed amendment would not affect any other provision of the Articles of Incorporation as previously amended. The text of the Restated Articles of Incorporation, containing all amendments adopted to date, including the proposed amendment to Article III is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. We have no current understanding, arrangement or agreement, oral or written, to issue stock for any purpose.

Background of the Proposed Amendment

         As of the Record Date, there were _____________ shares of the Company's common stock issued and outstanding. As of the Record Date, there were 17,099,299 shares of common stock reserved for issuance pursuant to presently issued and outstanding options, warrants and similar rights, including shares that have been set aside for issuance under the Company's existing incentive stock option plans. There were also 7,559,470 shares of common stock reserved for issuance upon conversion of the outstanding Series A preferred stock; 789,212 shares reserved for issuance upon conversion of the outstanding Series B preferred stock; and 9,714,771 shares reserved for issuance upon conversion of the outstanding Series C preferred stock. The Company has also issued convertible debentures payable in February 25th, March 3rd, March 12th, April 21st, and September 10th, 2004 convertible into 575,789 shares of common stock

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(assuming a $0.45 conversion price). Thus, as of the Record Date, assuming full exercise of all outstanding options and warrants and the conversion of all outstanding preferred stock, the Company would have 17,099,299 shares of common stock equivalents outstanding.

         Management believes that the proposed amendment would benefit the Company by allowing the Board of Directors to issue additional equity securities to raise additional capital, to pursue strategic investment and technology partners, to facilitate possible future acquisitions and to provide stock-related employee benefits. To date, the Company's primary source of financing has been private sales of common stock or other equity or debt securities convertible into common stock. To facilitate such financing transactions, the authorized capital of the Company will need to be increased pursuant to a shareholder-approved amendment to the certificate of incorporation.

         For these reasons, the Company's Board of Directors is seeking shareholder approval of the proposed amendment.

         If the proposed amendment is approved at the Annual Meeting, generally, no shareholder approval would be necessary for the issuance of all or any portion of the additional shares of common stock unless required by law or any rules or regulations to which the Company is subject.

         Depending upon the consideration per share received by the Company for any subsequent issuance of common stock, such issuance could have a dilutive effect on those shareholders who previously paid a higher consideration per share for their stock. Also, future issuances of common stock will increase the number of outstanding shares, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of common stock. The availability for issuance of the additional shares of common stock may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued common stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and therefore less likely. The Company is not aware of any person or entity who is seeking to acquire control of the Company. Holders of common stock do not have any preemptive rights to acquire any additional securities issued by the Company.

         If the shareholders do not approve the proposed amendment, the Company will be precluded from raising additional equity capital, pursuing strategic partnership arrangements and acquisitions, or other similar transactions in which the Company is required to issue shares of common stock. In such event, the Company's operations and financial condition will be materially and adversely affected because the Company presently does not have sufficient cash reserves or revenues from operations to pay its operating expenses. Moreover, even if the Company were to negotiate additional merger, acquisition, or other transactions on terms acceptable to the Company, the Company likely would not be able to complete such transactions without an increase in authorized capital.

         Adoption of the proposal to approve the proposed amendment requires the affirmative vote either by proxy or in person at the Annual Meeting of the holders of a majority of the outstanding shares of common stock entitled to vote thereon. If approved by the shareholders, the proposed amendment would become effective upon the filing with the Division of Corporations and Commercial Code, Department of Commerce, of the State of Utah (the "Utah Division of Corporations") of the Restated Articles of Incorporation setting forth such increase.

         PLEASE NOTE: Proposal No. 4 (below) seeks shareholder approval for an amendment to our Articles of Incorporation to increase the number of shares of preferred stock that we are authorized to issue.

         - If Proposal No. 3 is approved and Proposal No. 4 is not approved by the shareholders, we will file with the Utah Division of Corporations the form of amendment found in Appendix A to this Proxy Statement, which increases the number of shares of common stock but does not increase the number of shares of preferred stock.

         - If Proposal No. 3 is not approved and Proposal No. 4 is approved by the shareholders, we will file with the Utah Division of Corporations the form of amendment found in Appendix B to this Proxy Statement, which increases the number of shares of preferred stock but does not increase the number of shares of common stock.

         - If both Proposal No. 3 and Proposal No. 4 are approved by the shareholders, we will file with the Utah Division of Corporations the form of amendment found in Appendix C to this Proxy Statement, which increases both the number of shares of preferred stock and the number of shares of common stock.

         - If neither Proposal No. 3 nor Proposal No. 4 is approved by the shareholders, Article III of the Company's Articles of Incorporation will not be amended as a result of this shareholder meeting.

Recommendation

         The Board of Directors unanimously recommends a vote "FOR" Proposal #3.


      PROPSAL # 4 - AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO
                 INCREASE THE AUTHORIZED PREFERRED STOCK OF THE
                   COMPANY TO INCLUDE TWENTY MILLION SHARES OF
                   COMMON STOCK, PAR VALUE $.0001 PER SHARE.


         The first paragraph of Article III of the Company's Articles of Incorporation, as amended to date, reads as follows:

         The Corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock authorized to be issued is one hundred million (100,000,000) and the total number of shares of Preferred Stock authorized to be issued is ten million (10,000,000). The Common Stock and the Preferred Stock shall each have a par value of $0.0001 per share.

         The Company's Board of Directors has approved and recommends to the shareholders the adoption of an amendment to this paragraph of Article III of the Articles of Incorporation that would increase the number of shares of preferred stock that the Company is authorized to issue from ten million shares to twenty million shares. The authorized number of shares of common stock would not be changed, unless the shareholders also approve Proposal No. 3 above. This paragraph of Article III, as amended, would read as follows:

         The Corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock authorized to be issued is one hundred million (100,000,000) and the total number of shares of Preferred Stock authorized to be issued is twenty million (20,000,000). The Common Stock and the Preferred Stock shall each have a par value of $0.0001 per share.

         Only the number of shares of preferred stock issuable by the Company would be affected by this amendment (unless the shareholders also approve Proposal No. 3 above). Except for this change, the proposed amendment would not affect any other provision of the Articles of Incorporation as previously amended. The text of the Restated Articles of Incorporation, containing all amendments adopted to date, including the proposed amendment to Article III is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. We have no current understanding, arrangement or agreement, oral or written, to issue stock for any purpose.

Background of the Proposed Amendment

         As of the Record Date, we had issued a total of 3,559,830 shares of preferred stock outstanding in the following series:

         - Series A Preferred Stock: 40,000 shares authorized, 20,431 issued and outstanding;

         - Series B Preferred Stock: 2,000,000 shares authorized, 268,332 issued and outstanding; and

         - Series C Preferred Stock; 7,357,144 shares authorized, 3,271,067 issued and outstanding.

         Management believes that the proposed amendment would benefit the Company by allowing the Board of Directors to issue additional series of preferred stock to raise additional capital, to pursue strategic investment and technology partners, to facilitate possible future acquisitions and to provide stock-related employee benefits. To date, the Company's primary source of financing has been private sales of common stock or other equity or debt securities convertible into common stock. To facilitate such financing transactions, the number of shares of preferred stock authorized for issuance by the Company will need to be increased pursuant to a shareholder-approved amendment to the certificate of incorporation.

         For these reasons, the Company's Board of Directors is seeking shareholder approval of the proposed amendment.

         If the proposed amendment is approved at the Annual Meeting, generally, no shareholder approval would be necessary for the designation by the Board of Directors of additional series of preferred stock unless required by law or any rules or regulations to which the Company is subject. To the extent that additional series of preferred stock have rights senior to or on parity with any of the series of preferred stock currently outstanding, the Company likely would need to obtain approval of the holders of those shares of preferred stock.

         Adoption of the proposal to approve the proposed amendment requires the affirmative vote either by proxy or in person at the Annual Meeting of the holders of a majority of the outstanding shares of common stock entitled to vote thereon. If approved by the shareholders, the proposed amendment would become effective upon the filing with the Division of Corporations and Commercial Code, Department of Commerce, of the State of Utah (the "Utah Division of Corporations") of the Restated Articles of Incorporation setting forth such increase.

         PLEASE NOTE: As discussed above at the end of Proposal No. 3, we are seeking to increase both the number of shares of common stock and the number of shares of preferred stock we are authorized to issue. The form of amendment that we will file (either as set forth in Appendix A, Appendix B, or Appendix C below) will depend on whether the shareholders approve only Proposal No. 3, only Proposal No. 4, or both.

              PROPOSAL #5 - APPROVAL OF THE REMOTE MDX, INC., 2006
                          EQUITY INCENTIVE AWARD PLAN

         Shareholders are requested in this Proposal to consider and approve the Remote MDx, Inc., 2006 Equity Incentive Award Plan (the "2006 Plan") as a replacement for the 1997 Volu-Sol, Inc., Stock Incentive Plan (the "1997 Plan") and the 2004 RemoteMDx, Inc., Stock Incentive Plan (the "2004 Plan" and together with the 1997 Plan, the "Old Plans"). The Board of Directors adopted, subject to shareholder approval, the 2006 Plan for non-employee directors, consultants and employees of the Company and its subsidiaries on May 19, 2006. The 2006 Plan will become effective upon shareholder approval at the 2006 Annual Meeting of Shareholders. Upon approval of the 2006 Plan by the shareholders, no further awards will be made under the Old Plans.

         The Board believes that the 2006 Plan will promote the success and enhance the value of the Company by:

         o closely associating the interests of management, employees and consultants of the Company, with the shareholders of the Company by reinforcing the relationship between participants' rewards and shareholder gains;

         o providing management and employees with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value;

         o    maintaining competitive compensation levels;

         o providing an incentive to management and employees to remain in continuing employment with the Company and to put forth maximum efforts for the success of its business; and

         o discontinuing the grant of awards under the Company's Old Plans, and providing, among other things, for issuance of nonstatutory stock options, incentive stock options, restricted stock awards, stock appreciation rights, and other types of awards.

         The 2006 Plan permits the Compensation Committee to grant various types of equity awards, including incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards to eligible individuals. A summary of the principal provisions of the 2006 Plan is set forth below. The summary is qualified by reference to the full text of the 2006 Plan, which is attached as Appendix D to this Proxy Statement.

Administration

         The Compensation Committee of the Board of Directors will administer the 2006 Plan. The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or employees who are "covered employees" within the meaning of Section 162(m) ("Section 162(m)") of the Internal Revenue Code (the "Code"). The Compensation Committee includes at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 of the Exchange Act, and an "outside director" pursuant to Section 162(m).

         The Compensation Committee will have the exclusive authority to administer the 2006 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Compensation Committee will not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards.

Eligibility

         Persons eligible to participate in the 2006 Plan include non-employee members of the Board, consultants to the Company, and all of the employees of the Company and its subsidiaries, as determined by the Compensation Committee.

Limitation on Awards and Shares Available

         The maximum number of shares of common stock available for issuance under the 2006 Plan is 10,000,000. To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award may be used again for new grants under the 2006 Plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or any tax withholding obligation may be used for grants under the 2006 Plan. Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2006 Plan. Notwithstanding the foregoing, no shares will become available (a) upon the cancellation of existing awards or any similar transactions following the tenth anniversary of shareholder approval of the 2006 Plan or (b) if the return of shares would require additional shareholder approval of the 2006 Plan pursuant to applicable rules of the exchange or trading facility where our shares are publicly traded. The shares of common stock covered by the 2006 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.

Awards

         The 2006 Plan provides for the grant of incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards and performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2006 Plan.

         Stock options, including incentive stock options, as defined under
Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2006 Plan. The option exercise price of all stock options granted pursuant to the 2006 Plan will be at least 100% of the fair market value of the common stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event after the tenth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

         Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, by delivering a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, or by tendering previously acquired shares of common stock with a fair market value at the time of exercise equal to the exercise price or other property acceptable to the Compensation Committee (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant who is a member of the Board or an executive officer of the Company will be permitted to pay the exercise price of an option in any method in violation of Section 13(k) of the Exchange Act.

         Restricted stock may be granted pursuant to the 2006 Plan. A restricted stock award is the grant of shares of common stock that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

         A stock appreciation right (an "SAR") is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock on the date of grant of the SAR. Payments will be made by the Company in cash or common stock.

         The other types of awards that may be granted under the 2006 Plan include performance shares, performance stock units, deferred stock, restricted stock units, and other stock-based awards.

Changes in Capital Structure

         In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of assets or any other corporate event affecting the common stock or the share price of the common stock in a manner that causes dilution or enlargement of benefits or potential benefits under the 2006 Plan, then the Compensation Committee may make proportionate adjustments to: (i) the aggregate number of, and types of, shares of stock subject to the 2006 Plan, (ii) the terms and conditions of any outstanding awards (including any applicable performance targets) and (iii) the grant or exercise price for any outstanding awards. In addition, in such a case or in the event of any unusual or nonrecurring transactions or events affecting the Company or of changes in applicable laws, the Compensation Committee, may, subject to the terms of the 2006 Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the 2006 Plan or with respect to any award:
(i) provide for either the termination, purchase or replacement of the awards,
(ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding awards which may be granted in the future,
(iv) provide for the acceleration of vesting or exercisability of the awards and
(v) provide that the awards cannot vest or be exercised after the event that triggers the action.

Amendment and Termination

         The Compensation Committee, subject to approval of the Board, may terminate, amend, or modify the 2006 Plan at any time; provided, however, that shareholder approval must be obtained for any amendment to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2006 Plan, to extend the exercise period for an option beyond ten years from the date of grant or to allow a material increase in the benefits or change the eligibility requirements under the 2006 Plan. In addition, without approval of the Company's shareholders, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the 2006 Plan in connection with changes in the Company's capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

         In no event may an award be granted pursuant to the 2006 Plan on or after the tenth anniversary of the effectiveness of the Plan.

Securities Law

         The 2006 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The 2006 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2006 Plan and options and other Awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Federal Income Tax Consequences

         The tax consequences of the 2006 Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the 2006 Plan, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

         Nonqualified Stock Options. For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of a nonqualified stock option (an "NQSO") under the 2006 Plan, but upon the exercise of an NQSO will recognize ordinary income, and the Company generally will be entitled to a deduction. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee's basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gains or losses.

         Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an Incentive Stock Option (an "ISO"); however, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee for purposes of the alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares of the common stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of common stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of common stock.

         Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the amount the recipient recognizes as ordinary income.

         Restricted Stock and Deferred Stock. A participant to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made under

Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefore. Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. If an election is made under Section 83(b) with respect to restricted stock, the employee generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore and the Company will be entitled to a deduction for the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

         Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

         Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

         Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

         Section 162(m) Limitation. In general, under Section 162(m), income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under nonqualified retirement plans) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation." Under Section 162(m), stock options and SARs will satisfy the "performance-based compensation" exception if the awards of the options or SARs are made by a committee of the Board of Directors consisting solely of two or more "outside directors," the plan sets the maximum number of shares that can be granted to any person within a specified period, and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as "performance-based compensation" if such awards are granted or payable only to the recipients based upon the attainment of objectively determinable and pre-established performance targets established by a qualifying committee of the Board and related to performance goals approved by the Company's shareholders.

         The 2006 Plan has been designed in order to permit the Compensation Committee to grant stock options and SARs that will qualify as "performance-based compensation" under Section 162(m). In addition, in order to permit Awards other than stock options and SARs to qualify as "performance-based compensation," the 2006 Plan allows the Compensation Committee to designate as "Section 162(m) Participants" employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m). The Compensation Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of specific performance targets that are related to one or more of the performance goals set forth in the 2006 Plan. The Company's shareholders are also being asked in this proposal to approve the performance goals established in the 2006 Plan.

Performance Goals Under the 2006 Plan

         General. As described above, the 2006 Plan contains performance goals that govern the grant of certain awards under the 2006 Plan. The Company is requesting that the shareholders approve the performance goals for the grant of certain awards under the 2006 Plan to comply with the requirements of Section 162(m) and regulations promulgated thereunder, as discussed above.

         Eligible Employees. Restricted stock awards, deferred stock awards, performance awards, dividend equivalents and stock payments under the 2006 Plan are limited to Section 162(m) Participants who are selected by the Compensation Committee to participate. However, only such awards granted to such Section 162(m) Participants can qualify as performance-based compensation under Section 162(m).

         Administration of Performance Goals. The Compensation Committee has discretion to determine if awards under the 2006 Plan are intended to qualify as performance-based compensation under Section 162(m) or not. If any awards other than options or SARs are so intended to qualify, then, within 90 days of the start of each performance period, the Compensation Committee (i) designates one or more Section 162(m) Participants, (ii) selects the performance goal or goals applicable to the designated performance period, (iii) establishes the various targets and bonus amounts which may be earned for such performance period and
(iv) specifies the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such performance period. The Compensation Committee may designate, as the performance period for awards intended to be qualified performance-based compensation under the 2006 Plan, the Company's fiscal year or any other fiscal period or period of service (or such other time as may be required or permitted by Section 162(m)).

         The performance goals used to determine the terms and conditions of awards intended to be qualified performance-based compensation under the 2006 Plan are based on any or all of the following business criteria with respect to the Company, any subsidiary or any division or operating unit: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Compensation Committee), sales or revenue, net income (either before or after taxes), cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of the common stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

         Each business criterion will be determined in accordance with generally accepted accounting principles, or will be subject to such adjustments as the Compensation Committee may specify at the beginning of the performance period with respect to an award (other than an option or SAR) that is intended to qualify as qualified performance-based compensation.

         The Compensation Committee must certify the attainment of the applicable performance target before a Section 162(m) award is paid under the 2006 Plan. In determining the amounts paid to any Section 162(m) Participant, the Compensation Committee has the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that it may deem relevant to the assessment of individual or corporate performance for the designated performance period.

New Plan Benefits

         No awards will be granted under the 2006 Plan until it is approved by the Company's shareholders. In addition, awards granted under the 2006 Plan are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2006 Plan or the benefits that would have been received by such participants if the 2006 Plan had been in effect in the year ended September 30, 2005.

Vote Required

         The affirmative vote of a majority of the votes cast on the matter is required to approve the 2006 Plan. Because abstentions and broker non-votes are not treated as shares cast, they will not have the effect of a negative vote with respect to approval of the 2006 Plan.

RECOMMENDATION

         The Board of Directors unanimously recommends a vote FOR the approval of the REMOTE MDX, INC., 2006 Equity Incentive Award Plan.


                     INFORMATION CONCERNING REMOTEMDX, INC.

                               BOARD OF DIRECTORS

         Directors hold office until the next annual meeting of the shareholders and until their successors have been elected or appointed and duly qualified. Executive officers are elected by the board of directors and hold office until their successors are elected or appointed and duly qualified. Vacancies on the board which are created by the retirement, resignation or removal of a director may be filled by the vote of the remaining members of the board, with such new director serving the remainder of the term or until his successor shall be elected and qualify.

Meetings and Committees

         The board of directors met two times during fiscal year 2005. No director attended fewer than 75% of the meetings during the fiscal year. The board also acted eight times during fiscal year 2005 by unanimous written consent in lieu of a meeting, as permitted by Utah law and our bylaws. The board has an Audit Committee, currently comprised of Mr. McCall and Mr. Childers.

         The functions of the Audit Committee are (1) to review and approve the selection of, and all services performed by, our independent auditors, (2) to review our internal controls, and (3) to review and report to the board of directors with respect to the scope of our audit procedures, accounting practices and internal accounting and financial controls. Mr. Childers and Mr. McCall are independent directors within the meaning of that term under applicable Securities and Exchange Commission rules.

Audit Committee Financial Expert

         Peter McCall, a director of the Company, is the financial expert serving on the Audit Committee of the Board of Directors within the meaning of that term under applicable rules promulgated by the Securities and Exchange Commission.

Compensation Committee

         Bob Childers, a director of the Company, is serving as the head of the Company's compensation committee. Peter McCall is also a member of the Compensation Committee.

Remuneration

         Non-employee directors are entitled to receive $5,000 per month and receive a grant of an option to acquire 30,000 shares of common stock for each completed year of service on the board. We also reimburse the reasonable travel expenses of members for their attendance at the meetings of the board and meetings of the shareholders.

Director Independence

         We assess director independence on an annual basis. In February 2004, the Board assessed the independence of each director in accordance with the then effective independence standards. The Board has determined, after careful review, that Mr. Childers and Mr. McCall are independent under the rules of the Securities and Exchange Commission. In addition, the Company believes that these directors meet the independence standards applicable to independent directors, including directors serving as members of corporate audit committees, recently adopted by the Nasdaq Stock Market.

Shareholder Communications with Directors

         The Board of Directors has not established a formal process for shareholders to follow to send communications to the Board or its members, as the Company's policy has been to forward to the directors any shareholder correspondence it receives that is addressed to them. Shareholders who wish to communicate with the directors may do so by sending their correspondence to the Company's headquarters at 150 West Civic Center Drive, Suite 400, Sandy, Utah, 84070.

         Directors are encouraged by the Company to attend the Annual Meeting of Shareholders if their schedules permit. The Annual Meeting to be held pursuant to the Notice accompanying this Proxy Statement is the first annual meeting of the shareholders held by the Company. All of the directors are expected to be in attendance at the meeting.

                          REPORT OF THE AUDIT COMMITTEE

         [The following report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any other filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent RemoteMDx specifically incorporates this information by reference, and shall not otherwise be deemed filed under those acts.]

         The Audit Committee oversees RemoteMDx's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.

         The directors who serve on the Audit Committee are all independent for purposes of the Rule 4200(A)(15) of The National Association of Securities Dealers' listing standards and National Market Marketplace Rules, as amended.

         The Audit Committee operates under a written charter adopted by the Board of Directors.

         We have reviewed and discussed with management RemoteMDx's audited financial statements as of and for the year ended September 30, 2005.

         We have discussed with the independent auditors, Hansen, Barnett, and Maxwell the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants, which includes a review of the findings of the independent accountant during its examination of the Company's financial statements.

         We have received and reviewed the written disclosures and the letter from Hansen, Barnett, and Maxwell, required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors independence. We have concluded that the independent public accountants are independent from the Company and its management.

         Based on the activities referred to above, we recommended to the Board of Directors (and the Board has approved) that the financial statements referred to above be included in RemoteMDx's Annual Report on Form 10-KSB for the year ended September 30, 2005.

         Respectfully submitted to the Board of Directors,

                                                      Audit Committee

                                                      Peter McCall, Chairman
                                                      Robert E. Childers


                               EXECUTIVE OFFICERS

         The following table sets forth information concerning our executive officers and directors and their ages as at September 30, 2005:

     Name              Age         Position
----------------      ----    ------------------------------------------------

David G. Derrick       53      Chief Executive Officer and Chairman (Director)
James J. Dalton        63      President and Vice Chairman (Director)
Michael G. Acton       42      Chief Financial Officer, Secretary-Treasurer
Bruce G. Derrick       48      Chief Technology Officer
Randy E. Olshen        42      President of SecureAlert, Inc.
Peter McCall           48      Director
Robert E. Childers     61      Director

David Derrick - CEO and Chairman

Mr. Derrick has been our CEO and Chairman since February 2001. Previously he served as CEO and Chairman of the Board of Directors of Biomune Systems Inc. between 1989 and 1998. Biomune was a biotechnology company and was the former parent corporation of RemoteMDx, Inc. From 1996 to 1999, Mr. Derrick was Chairman of the Board of Directors of Purizer Corporation; during 2000 he served as a director of Purizer Corporation. From 1979 to 1982, Mr. Derrick was a faculty member at the University of Utah College of Business. Mr. Derrick graduated from the University of Utah with a Bachelor of Arts degree in Economics in 1975 and a Masters in Business Administration degree with an emphasis in Finance in 1976. Mr. Derrick has been a principal financier and driving force in many new businesses. During the early 1980's he helped create the community of Deer Valley, an exclusive ski resort outside of Park City, Utah. In 1985 he founded and funded a company that pioneered the Smart Home concept - the computerized home. The company is known as Vantage Systems and is today a leader in this field.

James Dalton - President and Vice Chairman

Mr. Dalton joined us as a director in 2001. He was named President of the Company in August 2003. From 1987 to 1997, Mr. Dalton was the owner and President of Dalton Development, a real estate development company. He served as the President and coordinated the development of The Pinnacle, an 86-unit condominium project located at Deer Valley Resort in Park City, Utah. Mr. Dalton also served as the President and equity owner of Club Rio Mar in Puerto Rico, a 680-acre beach front property that includes 500 condominiums, beach club, numerous restaurants, pools and a Fazio-designed golf course. He was also a founder and owner of the Deer Valley Club, where he oversaw the development of a high-end, world-class ski project that includes 25 condominiums with a "ski-in and ski-out" feature. From 1996 to 2000, Mr. Dalton served as an officer and director of Biomune Systems, Inc. Prior to joining us and following his resignation from Biomune Systems, Mr. Dalton managed his personal investments.

Michael Acton - Secretary, Treasurer and Chief Financial Officer

Mr. Acton joined us as Secretary-Treasurer in March 1999. He has also served as our CFO since March 2001. From June 1998 until November 2000, Mr. Acton was Chief Executive Officer of Biomune Systems, Inc., where he also served as Principal Accounting Officer and Controller from 1994 to 1997. From 1989 through 1994, Mr. Acton was employed by Arthur Andersen, LLP in Salt Lake City, Utah, where he performed various tax, audit, and business advisory services. He is a Certified Public Accountant in the State of Utah.

Bruce G. Derrick - Chief Technology Officer

Mr. Derrick has extensive experience in management of custom solutions development and customer management in the wireless telecom marketplace. From 2001 to 2004 was a senior product development manager for WatchMark Corporation. WatchMark collects cellular network performance data for quality assurance and capacity planning. From 1997 to 2001, Mr. Derrick was responsible for forming and managing the Professional Services team for Marconi's MSI division. From 1996 to 1997, Mr. Derrick provided technical project management of application scalability testing and quality control at Boeing and Western Wireless. From 1989 to 1996, Mr. Derrick built and managed the Corporate Computer and Network Operations department for Avaya's Mosaix division. From 1983 to 1989, he served as Senior Programmer in applied research at the University of Utah's Department of Medical Informatics where he developed and implemented medical informatics and physiological monitoring services for ICU care. He also participated in development of IEEE standards for automated physiological monitoring for Nasa's Space Station program. Mr. Derrick holds a Bachelor's Degree in Computer Science from the University of Utah. Bruce Derrick is the brother of David Derrick, the Chairman and CEO of the Company.

Peter McCall - Director

Mr. McCall joined our board of directors in July 2001. Mr. McCall began his career in the mortgage finance business in 1982. As a Vice President of GE Mortgage Securities, he oversaw the first mortgage securities transactions between GE Capital Corporation and Salomon Brothers. For fifteen years, Mr. McCall structured and sold both mortgage and asset backed security transactions.

In 1997 Mr. McCall founded McCall Partners LLC. McCall Partners is an investment vehicle for listed and non-listed equity securities. Mr. McCall is also a member of the Board of Directors of Premium Power Corporation of North Andover, MA. Mr. McCall is a member of the Audit Committee and the Compensation Committee of the board of directors.

Robert Childers - Director

Mr. Childers joined our board in July 2001. Since 1977, he has served as the Chief Executive Officer of Structures Resources Inc., a firm which he founded in 1972, and has more than 30 years of business experience in construction and real estate development. Mr. Childers has served or is currently serving as General Partner in 16 Public Limited Partnerships in the Middle Atlantic States. Partners include First Union Bank and Fannie Mae. Structures Resources has successfully completed over 300 projects (offices, hotels, apartments, and shopping centers) from New York to North Carolina. Recently Mr. Childers has been a partner for various projects in Baltimore and Philadelphia. He is a co-founder of Life Science Group, a boutique biotech investment-banking firm. Mr. Childers was also the founding President of Associated Building Contractors for the State of West Virginia and served as a director of The Twentieth Street Bank until its merger with City Holding Bank. He is a former naval officer serving in Atlantic fleet submarines. Mr. Childers is a member of the Audit Committee and Compensation Committee of the board of directors.

Randy E. Olshen - President SecureAlert, Inc.

Prior to joining SecureAlert, Inc., Mr. Olshen was the Executive Vice President for Elan Nutrition from 2001 to 2004. From 1998 to 2001, Mr. Olshen was the President of Optim Nutrition, a wholly-owned subsidiary of Biomune Systems (NASDAQ: BIME). From 1992 to 1998, Mr. Olshen was the Executive Vice President of Sales, Marketing and Operations at Nellson Nutraceutical. From 1987 to 1992 Mr. Olshen was the General Manager of the specialty products division of a $500 million pharmaceutical company, McGaw, Inc. He currently serves as a director and a member of the compensation committee for two companies, Helios Nutrition and Dr. Soy Nutrition. Mr. Olshen earned his Bachelor's degree from Chapman College.

                              BENEFICIAL OWNERSHIP

         This section sets forth information known to us with respect to the beneficial ownership of our common stock as of March 31, 2006. We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we include shares of common stock subject to options, warrants, or convertible securities held by that person that are currently exercisable or will become exercisable within 60 days after March 31, 2006, while those shares are not included for purposes of computing percentage ownership of any other person. Unless otherwise indicated, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Security Ownership of Certain Beneficial Owners

         The following table sets forth information for any person (including any "group") who is known to us to be the beneficial owner of more than 5% of our common stock.


  Title of Class           Name and Address of Beneficial Owner (1)              Amount Owned       Percent of Class

      Common                         David G. Derrick (2)                         9,100,245              14.47%

      Common                           James Dalton (3)                           8,905,913              14.15%

      Common                          J. Lee Barton (4)
                                      196 No. Forest Ave.
                                      Hartwell, GA 30643                          4,031,508               6.55%

      Common                        ADP Management Corp.(5)                       6,409,691              10.17%

__________________

         (1) Unless otherwise indicated, the business address of the shareholder is the address of the Company, 150 West Civic Center Drive, Suite 400, Sandy, Utah 84070.

         (2) Includes shares owned of record as follows: 3,428,527 shares held of record by ADP Management, 1,190,556 shares owned of record by Mr. Derrick, 1,345,009 shares issuable upon conversion of Series A preferred stock owned of record by ADP Management, 249,998 shares issuable upon conversion of Series B preferred stock owned of record by Mr. Derrick, 1,636,155 shares issuable upon exercise of stock options held by ADP Management, and 1,250,000 shares issuable upon exercise of stock options held by Mr. Derrick. Mr. Derrick is the secretary and treasurer of ADP Management and the managing member of MK Financial.

         (3) Includes shares owned of record as follows: 3,428,527 shares held of record by ADP Management (by agreement with Mr. Derrick, Mr. Dalton shares control and beneficial ownership of the shares owned of record by ADP Management), 951,273 shares owned of record by Mr. Dalton, 294,949 shares issuable upon conversion of Series A preferred stock owned of record by Mr. Dalton, 1,345,009 shares issuable upon conversion of Series A preferred stock owned of record by ADP Management, 1,636,155 shares issuable upon exercise of stock options held by ADP Management, and 1,250,000 shares issuable upon exercise of stock options held by Mr. Dalton.

         (4) Includes 2,377,056 shares owned directly by Mr. Barton, 154,444 shares owned of record by Lintel, Inc., an entity owned and controlled by Mr. Barton, and 1,500,008 shares issuable upon conversion of Series B preferred stock owned of record by Lintel, Inc.

         (5) Includes 3,428,527 shares owned of record, 1,345,009 shares issuable upon conversion of Series A preferred stock, and 1,636,155 shares issuable upon exercise of stock options held by ADP Management.

Security Ownership of Management

As of March 31, 2006, we had two classes of voting equity securities, the common stock and the Series B preferred stock. In March 2006, our Board of Directors approved the designation of the Series C Preferred Stock. In addition, we have a class of nonvoting preferred stock, the Series A Preferred Stock, that is convertible into common stock. The following table sets forth information as of March 31, 2006, as to the voting securities beneficially owned by all directors and nominees named therein, each of the named executive officers, and directors and executive officers as a group.


                                  Name and
  Title of Class             Address of Beneficial Owner                    Amount Owned       Percent of Class

    Common             David G. Derrick (1)                                   9,100,245              14.47%
                       James Dalton (2)                                       8,905,913              14.15%
                       Michael G. Acton (4)                                     345,507                 *
                       Peter McCall (5)                                       1,285,148               2.10%
                       Robert Childers (6)                                      703,446               1.16%
                       Officers and Directors as a Group (6 persons) (7)     13,930,568              21.08%

         (1) Mr. Derrick's beneficial ownership of these shares is summarized in note (2) above.

         (2) Mr. Dalton's beneficial ownership of these shares is summarized in note (3) above.

         (3)  ADP's beneficial ownership of these shares is summarized in note
              (5) above.

         (4) Mr. Acton is the Chief Financial Officer of the Company. Includes 100,000 shares issuable under options granted to Mr. Acton, and 245,507 shares owned of record by Mr. Acton.

         (5) Mr. McCall is a director. Includes (a) 250,000 shares of common stock owned of record by Mr. McCall, 580,000 shares issuable upon exercise of stock options held by Mr. McCall, and 455,148 shares issuable upon conversion of shares of Series A preferred stock owned by Mr. McCall.

         (6) Mr. Childers is a director. Includes (a) 50,000 shares of common stock owned of record by the Robert E. Childers Living Trust, (b) 230,000 shares issuable upon exercise of stock options held by Mr. Childers, (c) 267,932 shares issuable upon conversion of Series A preferred stock, and (d) 155,514 shares held directly by Mr. Childers.

         (7)  Duplicate entries eliminated.

*Less than 1% ownership percentage.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the compensation paid in each of the past three fiscal years to all individuals serving as our chief executive officer during the year ended September 30, 2005 as well as our three most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the year ended September 30, 2005, whose total annual salary and bonus for the year then ended exceeded $100,000 (the "Named Executive Officers").


Summary Compensation Table
---------------------------

                                                              Annual Compensation
                                                              -------------------                        Long Term
                                                                                                        Compensation
                                                                                                          Awards

                                                                                                        Securities
                                                                                     Other Annual       Underlying       All other
                    Name and                       Fiscal                 Bonus      Compensation      Options/SARs    compensation
               Principal Position                   Year     Salary ($)    ($)           ($)                (#)             ($)
-------------------------------------------------- -------- ----------- ---------- ----------------- ----------------- -------------
   David G. Derrick, Chief Executive Officer         2003     $120,000  $        0     $  53,910       845,628/0        $        0
      Chairman of the Board of Directors (1)         2004     $120,000           0     $       0             0/0        $        0
                                                     2005     $240,000     300,000(4)  $       0             0/0        $        0

   James J. Dalton                                   2003     $120,000  $        0     $       0             0/0        $        0
      President and Vice Chairman (2)                2004     $120,000           0     $       0             0/0        $        0
                                                     2005     $240,000     300,000(4)  $       0             0/0        $        0


   Michael G. Acton, Chief Financial Officer (3)     2003     $100,000  $   25,000     $   4,192             0/0        $        0
                                                     2004     $100,000  $   25,000     $       0             0/0        $        0
                                                     2005     $100,000  $   54,000     $  25,000             0/0        $   35,000



         (1) Mr. Derrick became Chief Executive Officer in February 2001. Amounts reported in the table do not include amounts recorded by the Company under applicable accounting principles for non-cash compensation paid to ADP Management, a company controlled by Mr. Derrick, in connection with financing transactions that were entered into by the Company and ADP Management during the years 2003, 2004 or 2005. Salary was accrued and included in amounts owed to ADP Management under various financing agreements. Outstanding amounts owed ADP Management under all such agreements were converted to common stock in June 2003. Mr. Derrick is the principal owner and control person of ADP Management. See "Certain Relationships and Related Party Transactions."

         (2)  During 2003, 2004 and 2005, Mr. Dalton was paid $120,000, $120,000 and $240,000 a year under a consulting agreement. Mr. Dalton's annual salary as President is $240,000. The consulting fees and salary owed to Dalton have historically been accrued as part of the ADP Management financing arrangements. Other amounts have been paid or accrued during 2005. See "Certain Relationships and Related Transactions."

         (3)  Mr. Acton has served as an executive officer since March 2001.

         (4)  These payments were made by issuing restricted common stock.

Employment Agreements

         We have no employment agreements with any executive officers at this time.

Stock Option Grants in Fiscal Year 2005

         During fiscal year 2005, the Company granted 2,500,000 warrants to each of Mr. Derrick and Mr. Dalton with an exercise price of $0.54 per share, of which (A) 1,250,000 vested on issuance; (B) 625,000 vested on May 17, 2006, and (C) the remaining 625,000 will vest on May 17, 2007, subject to certain adjustments. All of these warrants are five-year warrants and expire in 2010.

Stock Options Outstanding and Options Exercised in Fiscal Year 2005

         The following table sets forth certain information, including the fiscal year-end value of unexercised stock options held by the Named Executive Officers, as of September 30, 2005. We have not granted any stock appreciation rights ("SAR's").

                Aggregated Option Excercises in Last Fiscal Year
                       And Fiscal Year-End Option Values

                                                                     Number of Securities
                                                                        Underlying                Value of Unexercised
                                                                     Unexercised Options        In-the-Money Options/
                               Shares                                   At 9/30/2005             SARs at 9/30/2005 ($)
                             Acquired on        Value Realized         Exercisable /                Exercisable/
        Name                 Exercise (#)             ($)               Unexercisable               Unexercisable (1)
--------------------         ------------       ---------------      ----------------------     -----------------------

David G. Derrick (2)                  -                               2,886,155/1,250,000          $1,275,132/$575,000

James J. Dalton (2)                   -                 -             2,886,155/1,250,000          $1,275,132/$575,000

Michael G. Acton (3)                  -                 -               246,894/200,000              $113,571/$60,000


         (1) Value is based on the fair market value of our common stock on December 15, 2005, estimated to be $1.00 per share. Values indicated reflect the difference between the exercise price of the unexercised options and the market value of shares of common stock on November 30, 2005.

         (2) The exercise price of 2,636,155 options is $.54 per share. The exercise price of 250,000 options is $0.75 per share.

The exercise prices of these options are 146,894 at $1.00 and 100,000 at $0.54 per share.

COMPENSATION PLANS

Stock Plans

The 1997 Volu-Sol, Inc. Stock Incentive Plan

Immediately prior to the spin-off in August 1997, the Company adopted the 1997 Volu-Sol, Inc. Stock Incentive Plan ("1997 Plan"). The 1997 Plan was approved by our board of directors and by action of Biomune, then our sole shareholder. Under the 1997 Plan, we may issue stock options, stock appreciation rights, restricted stock awards, and other incentives to our employees, officers and directors.

The 1997 Plan provides for the award of incentive stock options to our key employees and directors and the award of nonqualified stock options, stock appreciation rights, bonus rights, and other incentive grants to employees and certain non-employees who have important relationships with us or our subsidiaries. A total of 5,000,000 shares are authorized for issuance pursuant to awards granted under the 1997 Plan. During fiscal year 2005, options were granted to purchase common stock under the 1997 Plan and no options were exercised. As of September 30, 2005, options for the purchase of 1,465,000 shares of common stock were outstanding and exercisable under the 1997 Plan.

The 2004 RemoteMDx, Inc. Stock Incentive Plan

On February 17, 2004 the Board of Directors approved the 2004 RemoteMDx, Inc Stock Incentive Plan ("2004 Plan"). The shareholders approved this plan on May 19, 2004. Under the 2004 Plan, the Company may issue stock options, stock appreciation right, restricted stock awards and other incentives to our employees, officers and directors. The 2004 Plan provides for the award of incentive stock options to our key employees and directors and the award of nonqualified stock options, stock appreciation rights, bonus rights, and other incentive grants to employees and certain non-employees who have important relationships with us or our subsidiaries. A total of 6,000,000 shares are authorized for issuance pursuant to awards granted under the 2004 Plan. During fiscal year 2005 5,000,000 options were awarded under this plan.

                      Equity Compensation Plan Information

                                          Number of securities to       Weighted average
                                          be issued upon exercise      exercise price of        Number of securities
                                          of outstanding options,     outstanding options,    remaining available for
Plan category                               warrants and rights       warrants and rights         future issuance
-------------
Equity compensation plans approved by
security holders                                 6,465,000                   $0.73                   4,535,000

Equity compensation plans not approved
by security holders                              3,376,043                   $1.41                      N/A

Total                                            9,841,043                   $0.74                   4,535,000


PLEASE NOTE: This table does not include the 2006 Equity Incentive Award Plan proposed for shareholder vote in this Proxy Statement.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file.


         Based solely upon its review of the copies of such forms furnished to it, and representations made by certain persons subject to this obligation that such filings were not required to be made, RemoteMDx believes that all reports required to be filed by these individuals and persons under Section 16(a) were timely filed, except as follows: Mr. Derrick and Mr. Dalton filed late Forms 4 but all transactions we disclosed in the filing of a Form 5.

                             STOCK PERFORMANCE GRAPH


         The stock graph is a comparison of cumulative total return among RemoteMDx, Incorporated, Nasdaq Market Index and SIC Code Index. The table below explains if a person invested $100 on August 11, 2005 how much the investment would be worth at the fiscal year ended September 30, 2005.

--------------------------- -------------------------- ------------------------
Date                             August 11, 2005            September 30, 2005
--------------------------- -------------------------- ------------------------
RemoteMDx, Incorporated              $100.00                     $353.33
--------------------------- -------------------------- ------------------------
SIC Code Index                       $100.00                     $102.67
--------------------------- -------------------------- ------------------------
Nasdaq Market Index                  $100.00                     $ 98.35
--------------------------- -------------------------- ------------------------

Our common stock is traded on the OTC Bulletin Board of the National Association of Securities Dealers, Inc., under the symbol "RMDX.OB." The following table sets forth, for the fiscal periods indicated, the range of high and low sales bid prices for our common stock. Bid prices reflect inter-dealer prices and may not represent actual transactions. The sales information is available online at http://otcbb.com.

                                         High     Low
2005
----
January 1 to March 31                    N/A *    N/A *
April 1 to June 30                       N/A *    N/A *
July 1 to September 30                   $1.55    $0.27
October 1 to December 31                 $1.16    $0.75

2006
----
January 1 to March 31                    $1.03    $0.48


*  The Company's common stock began trading on August 25, 2005.

Holders. As of May 19, 2006, there were approximately _______holders of record of the common stock and approximately ______________ shares of common stock outstanding. We also have 20,431 shares of Series A preferred stock outstanding, held by 39 shareholders, convertible into a minimum of approximately 7,559,470 shares of common stock, 268,332 shares of Series B preferred stock outstanding held by 18 shareholders, that at present are convertible into approximately 789,212 shares of common stock, and 3,238,257 shares of Series C Preferred Stock outstanding held by 41 shareholders, that at present are convertible into approximately 9,714,771 shares of common stock. We also have granted options and warrants for the purchase of approximately 17,099,299 shares of common stock. As discussed elsewhere in this report, we may be required to issue additional shares of common stock or preferred stock to pay accrued dividends, or to comply with anti-dilution adjustments to the conversion rights of present or former preferred shareholders.

Dividends. Since incorporation, we have not declared any dividends on our common stock. We do not anticipate declaring a dividend on the common stock for the foreseeable future. The Series A Preferred Stock accrues dividends at the rate of 10% annually, which may be paid in cash or additional shares of preferred or common stock, at our option. To date all such dividends have been paid by issuance of preferred stock, valued at $200 per share of preferred. We are not required to pay and do not pay dividends with respect to the Series B Preferred Stock.

Dilution. We have a large number of shares of common stock authorized in comparison to the number of shares issued and outstanding. The board of directors determines when and under what conditions and at what prices to issue stock. In addition, a significant number of shares of common stock are reserved for issuance upon exercise of purchase or conversion rights.

The issuance of any shares of common stock for any reason will result in dilution of the equity and voting interests of existing shareholders.

Transfer Agent and Registrar. The transfer agent and registrar for our common stock is American Stock Transfer & Trust Company, 40 Wall Street, New York City, NY 10005.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of March 31, 2006, the Company owed to ADP Management, an entity owned and controlled by two of the Company's officers and directors $22,509 under a line of credit agreement. Outstanding amounts on the line of credit accrue interest at 5.0% and are due in July 2006. During the six months ended March 31, 2006, the net increase in the related party line of credit was $4,894. The net increase consisted of net cash repayments during the quarter of $333,313 and net increases of $338,207 related to a monthly management fee owed to ADP Management, and expenses incurred by ADP Management that are reimbursable by the Company. Mr. Derrick's and Mr. Dalton's respective salaries are paid to ADP Management who intern pays Derrick and Dalton. If the Company is unable to pay the management fee and the reimbursable expenses in cash, the related party line of credit is increased for the amount owed to ADP Management.

The Company entered into a loan with an entity controlled by an employee of the Company. The loan bears interest at 17%. An origination fee of $10,000 was added to the principal balance owed under the note. Principal and interest were due November 13, 2005. The first four months are interest only and the last three months are interest and principal. This loan is secured by the stock and assets of Volu-Sol Reagents Corporation, a wholly-owned subsidiary of RemoteMDx, Inc. As of March 31, 2006, the balance, net of the debt discount, was $251,000. The note has been extended for cash payments of $10,000 per month.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not intend to present and has not been informed that any other person intends to present any matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

         The accompanying proxy is solicited on behalf of the Board of Directors. In addition to the solicitation of proxies by mail, certain of the officers and employees of RemoteMDx, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by RemoteMDx to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by RemoteMDx as of the date hereof.

                                  ANNUAL REPORT

         We will mail a copy of RemoteMDx's Annual Report on Form 10-KSB for the year ended September 30, 2005, as filed with the Securities and Exchange Commission, to each shareholder of record at May 19, 2006. The report on Form 10-KSB is not deemed a part of the proxy soliciting material.

                               FURTHER INFORMATION

         Additional copies of the Annual Report on Form 10-KSB for the year ended September 30, 2005 (including financial statements and financial statements schedules) filed with the Securities and Exchange Commission may be obtained without charge by writing to RemoteMDx, Inc., Attention: Investor Relations, 150 West Civic Center Drive, Suite 400, Sandy, Utah, 84070. The reports and other filings of RemoteMDx, including this Proxy Statement, also may be obtained from the SEC's on-line database, located at www.sec.gov.




                                           By Order of the Board of Directors


                                             /s/ Michael G. Acton
                                           ----------------------
                                           Michael G. Acton
                                           Corporate Secretary
Date:  May 19, 2006
     --------------

                               List of Appendices

Appendix A:    Articles of Amendment to the Company's Articles of Incorporation
               to Increase the Number of Shares of Common Stock Authorized

Appendix B:    Articles of Amendment to the Company's Articles of Incorporation
               to Increase the Number of Shares of Preferred Stock Authorized

Appendix C:    Articles of Amendment to the Company's Articles of Incorporation
               to Increase the Number of Shares of Common Stock and the Number of Shares of Preferred Stock Authorized

Appendix D:    RemoteMDx, Inc., 2006 Equity Incentive Award Plan

Appendix E:    Form of Proxy

                                   APPENDIX A

PLEASE NOTE: IF THE SHAREHOLDERS APPROVE PROPOSAL NO. 3 AND DO NOT APPROVE PROPOSAL NO. 4, THE COMPANY WILL FILE THE AMENDMENT AS SET FORTH IN APPENDIX A.

                              ARTICLES OF AMENDMENT

                        TO THE ARTICLES OF INCORPORATION

                                       OF

                                 REMOTEMDX, INC.

         Pursuant to and in accordance with the provisions of Section 16-10a-1006 of the Utah Revised Business Corporation Act, as amended, (the "Act"), the undersigned, RemoteMDx, Inc. (the "Corporation") hereby declares and certifies as follows:

         1. The name of the Corporation is RemoteMDx, Inc.

         2. The text of the amendment to the Articles of Incorporation of the Corporation adopted by Unanimous Written Consent of the Directors of the Corporation and recommended to the shareholders of the Corporation is as follows:

         The first paragraph of "Article III, Capital Stock," is hereby amended by substituting the following paragraph in its place:

         "The Corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock authorized to be issued is one hundred seventy-five million (175,000,000) and the total number of shares of Preferred Stock authorized to be issued is ten million (10,000,000). The Common Stock and the Preferred Stock shall each have a par value of $0.0001 per share."

         3. The amendment specified above does not provide for an exchange, reclassification, or cancellation of issued shares of the Corporation.

         4. The amendment specified above was adopted as of __________________, 2006, by Unanimous Written Consent of the Board of Directors of the Corporation, and in accordance with the requirements of the Act and the Bylaws of the Corporation. The Board of Directors unanimously recommended approval of the amendment by the shareholders of the Corporation. On July 19, 2006, such amendment specified above was approved by a vote of shareholders owning a majority of the issued and outstanding voting securities of the Corporation, who also approved the adoption of the attached Amended and Restated Articles of Incorporation as the articles of incorporation of the Corporation effective with the filing thereof with the Utah Division of Corporations and Commercial Code. Approval of the amendment and the Amended and Restated Articles of Incorporation was as follows:

----------------------- --------------------- -------------------- --------------------- --------------------
Designation of Stock    Outstanding Shares    Total Votes Cast     Votes Cast for        Votes Cast Against
                                                                   Amended and           Amended and
                                                                   Restated Articles     Restated Articles
                                                                                         or Abstaining
----------------------- --------------------- -------------------- --------------------- --------------------
Common Stock
----------------------- --------------------- -------------------- --------------------- --------------------
Series B Preferred
Stock
----------------------- --------------------- -------------------- --------------------- --------------------
Series C Preferred
Stock
----------------------- --------------------- -------------------- --------------------- --------------------



Such votes cast were sufficient for approval of the Amendment and adoption of the Amended and Restated Articles of Incorporation.

         IN WITNESS WHEREOF, this Amendment to the Articles of Incorporation of the Corporation is executed as of the ____ day of July, 2006.


                                         RemoteMDx, Inc.,
                                         a Utah corporation


                                         By
                                         ------------------------------------

                                         Name:
                                         ------------------------------------

                                         Title:
                                         ------------------------------------

                                   APPENDIX B

PLEASE NOTE: IF THE SHAREHOLDERS APPROVE PROPOSAL NO. 4 AND DO NOT APPROVE PROPOSAL NO. 3, THE COMPANY WILL FILE THE AMENDMENT AS SET FORTH IN APPENDIX B.

                              ARTICLES OF AMENDMENT

                        TO THE ARTICLES OF INCORPORATION

                                       OF

                                 REMOTEMDX, INC.

         Pursuant to and in accordance with the provisions of Section 16-10a-1006 of the Utah Revised Business Corporation Act, as amended, (the "Act"), the undersigned, RemoteMDx, Inc. (the "Corporation") hereby declares and certifies as follows:

         1. The name of the Corporation is RemoteMDx, Inc.

         2. The text of the amendment to the Articles of Incorporation of the Corporation adopted by Unanimous Written Consent of the Directors of the Corporation and recommended to the shareholders of the Corporation is as follows:

         The first paragraph of "Article III, Capital Stock," is hereby amended by substituting the following paragraph in its place:

         "The Corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock authorized to be issued is one hundred million (100,000,000) and the total number of shares of Preferred Stock authorized to be issued is twenty million (20,000,000). The Common Stock and the Preferred Stock shall each have a par value of $0.0001 per share."

         3. The amendment specified above does not provide for an exchange, reclassification, or cancellation of issued shares of the Corporation.

         4. The amendment specified above was adopted as of __________________, 2006, by Unanimous Written Consent of the Board of Directors of the Corporation, and in accordance with the requirements of the Act and the Bylaws of the Corporation. The Board of Directors unanimously recommended approval of the amendment by the shareholders of the Corporation. On July 19, 2006, such amendment specified above was approved by a vote of shareholders owning a majority of the issued and outstanding voting securities of the Corporation, who also approved the adoption of the attached Amended and Restated Articles of Incorporation as the articles of incorporation of the Corporation effective with the filing thereof with the Utah Division of Corporations and Commercial Code. Approval of the amendment and the Amended and Restated Articles of Incorporation was as follows:

----------------------- --------------------- -------------------- --------------------- --------------------
Designation of Stock    Outstanding Shares    Total Votes Cast     Votes Cast for        Votes Cast Against
                                                                   Amended and           Amended and
                                                                   Restated Articles     Restated Articles
                                                                                         or Abstaining
----------------------- --------------------- -------------------- --------------------- --------------------
Common Stock
----------------------- --------------------- -------------------- --------------------- --------------------
Series B Preferred
Stock
----------------------- --------------------- -------------------- --------------------- --------------------
Series C Preferred
Stock
----------------------- --------------------- -------------------- --------------------- --------------------


Such votes cast were sufficient for approval of the Amendment and adoption of the Amended and Restated Articles of Incorporation.

         IN WITNESS WHEREOF, this Amendment to the Articles of Incorporation of the Corporation is executed as of the ____ day of July, 2006.


                                          RemoteMDx, Inc.,
                                          a Utah corporation


                                          By
                                          --------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

                                   APPENDIX C

PLEASE NOTE: IF THE SHAREHOLDERS APPROVE BOTH PROPOSAL NO. 3 AND PROPOSAL NO. 4, THE COMPANY WILL FILE THE AMENDMENT AS SET FORTH IN APPENDIX C.

                              ARTICLES OF AMENDMENT

                        TO THE ARTICLES OF INCORPORATION

                                       OF

                                 REMOTEMDX, INC.

         Pursuant to and in accordance with the provisions of Section 16-10a-1006 of the Utah Revised Business Corporation Act, as amended, (the "Act"), the undersigned, RemoteMDx, Inc. (the "Corporation") hereby declares and certifies as follows:

         1. The name of the Corporation is RemoteMDx, Inc.

         2. The text of the amendment to the Articles of Incorporation of the Corporation adopted by Unanimous Written Consent of the Directors of the Corporation and recommended to the shareholders of the Corporation is as follows:

         The first paragraph of "Article III, Capital Stock," is hereby amended by substituting the following paragraph in its place:

         "The Corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock authorized to be issued is one hundred seventy-five million (175,000,000) and the total number of shares of Preferred Stock authorized to be issued is twenty million (20,000,000). The Common Stock and the Preferred Stock shall each have a par value of $0.0001 per share."

         3. The amendment specified above does not provide for an exchange, reclassification, or cancellation of issued shares of the Corporation.

         4. The amendment specified above was adopted as of __________________, 2006, by Unanimous Written Consent of the Board of Directors of the Corporation, and in accordance with the requirements of the Act and the Bylaws of the Corporation. The Board of Directors unanimously recommended approval of the amendment by the shareholders of the Corporation. On July 19, 2006, such amendment specified above was approved by a vote of shareholders owning a majority of the issued and outstanding voting securities of the Corporation, who also approved the adoption of the attached Amended and Restated Articles of Incorporation as the articles of incorporation of the Corporation effective with the filing thereof with the Utah Division of Corporations and Commercial Code. Approval of the amendment and the Amended and Restated Articles of Incorporation was as follows:

----------------------- --------------------- -------------------- --------------------- --------------------
Designation of Stock    Outstanding Shares    Total Votes Cast     Votes Cast for        Votes Cast Against
                                                                   Amended and           Amended and
                                                                   Restated Articles     Restated Articles
                                                                                         or Abstaining
----------------------- --------------------- -------------------- --------------------- --------------------
Common Stock
----------------------- --------------------- -------------------- --------------------- --------------------
Series B Preferred
Stock
----------------------- --------------------- -------------------- --------------------- --------------------
Series C Preferred
Stock
----------------------- --------------------- -------------------- --------------------- --------------------


Such votes cast were sufficient for approval of the Amendment and adoption of the Amended and Restated Articles of Incorporation.

         IN WITNESS WHEREOF, this Amendment to the Articles of Incorporation of the Corporation is executed as of the ____ day of July, 2006.


                                       RemoteMDx, Inc.,
                                       a Utah corporation


                                       By
                                       -----------------------------------------

                                       Name:
                                       -----------------------------------------

                                       Title:
                                       -----------------------------------------

                                   APPENDIX D

           FORM OF REMOTE MDX, INC., 2006 EQUITY INCENTIVE AWARD PLAN


                                REMOTE MDX, INC.
                        2006 EQUITY INCENTIVE AWARD PLAN

                                   ARTICLE 1


                                     PURPOSE

         The purposes of the RemoteMDx, Inc., 2006 Equity Incentive Award Plan (the "Plan") are to:

              (1) Closely associate the interests of management, employees, directors and consultants of RemoteMDx, Inc., a Utah corporation (the "Company"), with the shareholders of the Company by reinforcing the relationship between participants' rewards and shareholder gains;

              (2) Provide management and employees with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value;

              (3) Maintain competitive compensation levels; and

              (4) Provide an incentive to management and employees to remain in continuing employment with the Company and to put forth maximum efforts for the success of its business.

         The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

                                   ARTICLE 2

                          DEFINITIONS AND CONSTRUCTION

         Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

         2.1 "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

         2.2 "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

         2.3 "Board" means the Board of Directors of the Company.

         2.4 "Change in Control" means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than thirty percent (30%) of the voting rights or equity interests in the Company; (ii) a replacement, during a 24-month period, of more than one-half of the members of the Board that is not approved by those individuals who are members of the Board on the date hereof (or other directors previously approved by such individuals); (iii) consummation of a merger or consolidation of the Company or any Subsidiary or a sale of more than one-half of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least one-half of the voting rights and equity interests of the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than one-half of the voting rights or equity interests in the Company; or (v) consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Company.

         2.5 "Code" means the Internal Revenue Code of 1986, as amended.

         2.6  "Committee"  means the committee of the Board described in Article
12.

         2.7 "Consultant" means any consultant or adviser if:

         (a) The consultant or adviser renders bona fide services to the Company;

         (b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

         (c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

         2.8 "Covered Employee" means an Employee who is, or may be, as determined by the Committee, a "covered employee" within the meaning of Section 162(m) of the Code.

         2.9 "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

         2.10 "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

         2.11 "Dividend Equivalents" means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

         2.12 "Effective Date" shall have the meaning set forth in Section 13.1.

         2.13 "Eligible Individual" means any person who is an Employee, a Consultant or a member of the Board, as determined by the Committee.

         2.14 "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

         2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.16 "Fair Market Value" means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be (i) the mean between the highest and lowest selling price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred; or (ii) if Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (iii) if Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

         2.17 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

         2.18 "Independent Director" means a member of the Board who is not an Employee of the Company.

         2.19 "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

         2.20 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

         2.21  "Option"  means a right  granted  to a  Participant  pursuant  to
Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

         2.22 "Other Stock-Based Award" means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

         2.23 "Participant" means any Eligible Individual who, as a member of the Board or Employee or Consultant, has been granted an Award pursuant to the Plan.

         2.24 "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

         2.25 "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by
Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

         2.26 "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

         2.27 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

         2.28 "Performance Share" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

         2.29 "Performance Unit" means a right granted to a Participant pursuant to Article 8, to receive units of value, including dollar value of shares of Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

         2.30 "Plan" means this RemoteMDx, Inc., 2006 Equity Incentive Award Plan, as it may be amended from time to time.

         2.31 "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

         2.32 "Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

         2.33 "Restricted Stock Unit" means an Award granted pursuant to Section 8.6.

         2.34 "Section 409A Award" shall have the meaning set forth in Section 15.1.

         2.35 "Securities Act" shall mean the Securities Act of 1933, as amended.

         2.36 "Stock" means the common stock of the Company, par value $.001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

         2.37 "Stock Appreciation Right" or "SAR" means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

         2.38 "Stock Payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

         2.39  "Subsidiary"  means any  "subsidiary  corporation"  as defined in
Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                                   ARTICLE 3

                           SHARES SUBJECT TO THE PLAN

         3.1 Number of Shares.

         (a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued, transferred or reserved for issuance pursuant to Awards under the Plan shall be ten million (10,000,000) shares. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in this Section 3.1(a). Shares of stock that may be issued upon exercise of Options under the Plan shall be authorized and unissued shares of Common Stock, par value $.001 per share, of the Company ("Common Stock"). In the absence of an effective registration statement under the Securities Act of 1933 (the "Act"), all Options granted and shares of Common Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144, promulgated under the Act.

         (b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

         3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

         3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, (a) the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a one-year period (measured from the date of any grant) shall be 1,000,000, and (b) the maximum dollar value payable to any one Participant during a one-year period with respect to awards of Performance Units shall be $500,000.

                                   ARTICLE 4

                          ELIGIBILITY AND PARTICIPATION

         4.1 Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

         4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

         4.3 Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 [see comment above regarding Section 3.3] of the Plan.

                                   ARTICLE 5

                                  STOCK OPTIONS

         5.1  General.   The   Committee  is  authorized  to  grant  Options  to
Participants on the following terms and conditions:

         (a) Exercise Price. The exercise price per share of Stock subject to an Option shall be not less than 100% of the Fair Market Value of a share of Stock on the date of the grant.

         (b) Time and Conditions of Exercise. Each Option shall be fully exercisable at any time within the period beginning not earlier than six months after the date of the option grant and ending not later than ten years after the date of such grant (the "Option Term"), unless the Committee specifies otherwise. In no event, however, shall the Option Term extend beyond ten years after the date of the grant. No Option shall be exercisable after the expiration of the Option Term. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

         (c) Payment The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) promissory note bearing interest at no less than such rate as shall preclude the imputation of interest under the Code, (iii) shares of Stock having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option by means of a personal loan or other credit extended by the Company or in any other method which would violate Section 13(k) of the Exchange Act.

         (d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include the number of shares of Common Stock subject to the Option, the exercise date, the Option Term, and such additional provisions as may be specified by the Committee.

         5.2 Incentive Stock Options. The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained Section 13.2 and this Section 5.2.

         (a) Eligibility. The Committee may grant one or more Incentive Stock Options to employees of the Company or any "subsidiary corporation" thereof (within the meaning of Section 424(f) of the Code and the applicable regulations promulgated thereunder). The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee shall allot a specific number of shares to a participant pursuant to the Plan.

         (b) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. Multiple Incentive Stock Options may be granted to an Optionee in any calendar year.

         (c) Ten Percent Owners. The Committee may determine to grant an Incentive Stock Option to an employee who is also an individual who owns, at the date of grant, directly or indirectly according to the stock ownership attribution rules of Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company. However, the exercise price of such Option granted shall not be less than 110% of Fair Market Value on the date of grant. Furthermore, the Option may be exercisable for no more than five years from the date of grant.

         (d) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant. In order to obtain the favorable tax treatment available for Incentive Stock Options under Section 422 of the Code, the Optionee is prohibited from the sale, exchange, transfer, pledge, hypothecation, gift or other disposition of the shares of Common Stock underlying the Incentive Stock Options until the later of either two (2) years after the date of grant of the Incentive Stock Option, or one (1) year after the transfer to the Optionee of such underlying Common Stock after the Optionee's exercise of such Incentive Stock Option. Should Optionee choose to make a premature disposition of such underlying Common Stock contrary to such restrictions, the Options related to such Common Stock shall be treated as Non-qualified Stock Options pursuant to the terms of the Plan.

         (e) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

         5.3 Substitution of Stock Appreciation Rights. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

         5.4 Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by a Participant may be permitted through the use of such an automated system.

         5.5 Granting of Options to Independent Directors. The Board may from time to time, in its sole discretion, and subject to the limitations of the
Plan:

         (a) Select from among the Independent Directors (including Independent Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

         (b) Subject to Section 3.3, determine the number of shares of Stock that may be purchased upon exercise of the Options granted to such selected Independent Directors; and

         (c) Subject to the provisions of this Article 5, determine the terms and conditions of such Options, consistent with the Plan.

         Options granted to Independent Directors shall be Non-Qualified Stock Options.

                                   ARTICLE 6

                             RESTRICTED STOCK AWARDS

         6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

         6.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

         6.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

                                   ARTICLE 7

                            STOCK APPRECIATION RIGHTS

         7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

         7.2 Coupled Stock Appreciation Rights.

         (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable, provided, however, that the exercise price for any CSAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the CSAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise.

         (b) A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

         (c) A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company the unexercised portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

         7.3 Independent Stock Appreciation Rights.

         (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided, however, that the exercise price for any ISAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise.

         (b) An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

         7.4 Payment and Limitations on Exercise.

         (a) Subject to Section 7.4(b) and (c), payment of the amounts determined under Sections 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

         (b) To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall, to the extent necessary to comply with the requirements of Section 409A of the Code, specify the date of payment, which may be different than the date of exercise of the Stock Appreciation Right. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

         (c) To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of any applicable provisions of Article 5 above pertaining to Options.


                                   ARTICLE 8

                              OTHER TYPES OF AWARDS

         8.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

         8.2 Performance Units. Any Participant selected by the Committee may be granted one or more Performance Unit awards which shall be denominated in units of value, including dollar value of shares of Stock, and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

         8.3 Dividend Equivalents.

         (a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Note that paying dividend equivalents on exercise of Options or SARs may result in the treatment of the Option or SAR as deferred compensation under IRC 409A.

         (b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

         8.4 Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

         8.5 Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

         8.6 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

         8.7 Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

         8.8 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

         8.9 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

         8.10 Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, a Consultant, or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

         8.11 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

         8.12 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

                                   ARTICLE 9

                            PERFORMANCE-BASED AWARDS

         9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

         9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

         9.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance
Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

         9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

         9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

                                   ARTICLE 10

                         PROVISIONS APPLICABLE TO AWARDS

         10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

         10.2 Award Agreement. Awards under the Plan shall be evidenced by written Award Agreements that shall set forth the terms, conditions, limitations and award type for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

         10.3 Limits on Transfer. Except as otherwise provided by the Committee, no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, during the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

         10.4 Death of Optionee.

         (a) Options. Notwithstanding Section 10.3, upon the death of the Optionee while either in the Company's employ or within six months after termination of Optionee's employment, any rights to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Option and one year after the Optionee's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

         (b) Incentive Stock Options. Upon the death of the Optionee while in the Company's employ or within not more than 90 days after termination of Optionee's employment, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining Option Term of the Incentive Stock Option and one year after the Optionee's death.

         10.5 Retirement or Disability.

         (a) Options. Upon termination of the Optionee's employment by reason of retirement or permanent disability, the Optionee may, within 36 months from the date of termination, exercise any Options to the extent such Options are exercisable during such 36-month period.

         (b) Incentive Stock Options. Upon termination of the Optionee's employment by reason of retirement or permanent disability, the Optionee may, within 36 months from the date of termination, exercise any Incentive Stock

Options to the extent such Incentive Stock Options are exercisable during such 36-month period. However, the tax treatment available pursuant to Section 422 of the Code will not be available to an Optionee who exercises any Incentive Stock Option more than (i) 12 months after the date of termination of employment due to permanent disability, or (ii) three months after the date of termination of employment due to retirement.

         10.6 Termination for Other Reasons. Except as provided herein or except as otherwise determined by the Committee, all Options shall terminate ninety
(90) days after the termination of the Optionee's employment with the Company.

         10.7 Leaves of Absence and Performance Targets. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. The Committee shall also be entitled to make such determination of performance targets, if any, as it deems appropriate.

         10.8 Newly Eligible Employees. The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof, after the commencement of an award or incentive period.

         10.9 Stock Certificates; Book Entry Procedures. As soon as practicable after receipt of payment, the Company shall deliver to the Optionee a certificate(s) for such shares of Common Stock. Upon receipt of such certificate(s), the Optionee shall become a shareholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

                                   ARTICLE 11

                          CHANGES IN CAPITAL STRUCTURE

         11.1 Adjustments.

         (a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Committee may make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

         (b) In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions:

              (i) To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this
Section 11.1(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

              (ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

              (iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

              (iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

              (v) To provide that the Award cannot vest, be exercised or become payable after such event.

         11.2 Outstanding Awards - Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

         11.3 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

                                   ARTICLE 12

                                 ADMINISTRATION

         12.1 Committee. Pursuant to Utah Code Annotated Section 16-10a-624, and consistent with the provisions of Section 12.3 below, the Board may appoint a Committee consisting of two or more Non-Employee Directors to administer the Plan, as constituted from time to time.

         12.2 Committee Appointee Duration. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or change the size of the Committee, and appoint new members thereof, remove members (with or without cause) and appoint new members in substitution, fill vacancies, however caused, or remove all members of the Committee; provided, however, that at no time shall any person administer the Plan who is not otherwise a Non-Employee Director.

         12.3 Action by the Board. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term "Committee" as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section

162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. The Committee shall consist solely of two or more members of the Board each of whom is both an "outside director," within the meaning of Section 162(m) of the Code and any other applicable rules and regulations, and a Non-Employee Director. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and, for purposes of such Awards, the term "Committee" as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

         12.4 Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

         12.5 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

         (a) Designate Participants to receive Awards;

         (b) Determine the type or types of Awards to be granted to each Participant;

         (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

         (d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

         (e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

         (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

         (g) Decide all other matters that must be determined in connection with an Award;

         (h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

         (i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

         (j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

         The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable.

         12.6 Decisions Binding. The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

         12.7 Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Committee or the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

         12.8 Committee Administration. One member of the Committee shall be elected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

         12.9 Liability. No member of the Board or Committee shall be liable for any action taken or decision or determination made in good faith with respect to any Option, the Plan, or any award thereunder.

                                   ARTICLE 13

                          EFFECTIVE AND EXPIRATION DATE

         13.1 Effective Date. The Plan is effective as of the date the Plan is approved by a majority of the Board (the "Effective Date"). The Plan, however, shall be subject to approval by the stockholders. The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws, but, in any event, held no later than 12 months after adoption on the Effective Date.

         13.2 Expiration Date. The Plan will expire on, and no Incentive Stock Option or other Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

                                   ARTICLE 14

                    AMENDMENT, MODIFICATION, AND TERMINATION

         14.1 Amendment, Modification, And Termination. The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment or any modification of any Options that would be deemed a re-pricing under applicable rules, in such a manner and to such a degree as required, and (b) without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 4.10), (ii) extend the period during which any Award may be granted or exercised, (iii) amend to the Plan to permit the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iv) extend the term of the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his or her other rights under an award previously granted to him or her.

         14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

                                   ARTICLE 15

                    COMPLIANCE WITH SECTION 409A OF THE CODE

         15.1 Awards subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a "Section 409A Award") shall satisfy the requirements of Section 409A of the Code and this Article 15, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article 15.

         15.2 Distributions under a Section 409A Award.

         (a) Subject to subsection (b), any shares of Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

              (i) the Participant's separation from service, as determined by the Secretary of the Treasury;

              (ii) the date the Participant becomes disabled;

              (iii) the Participant's death;

              (iv) a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation;

              (v) to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Parent or Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Parent or Subsidiary; or

              (vi) the occurrence of an unforeseeable emergency with respect to the Participant.

         (b) In the case of a Participant who is a "specified employee," the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Participant's separation from service (or, if earlier, the date of the Participant's death). For purposes of this subsection (b), a Participant shall be a "specified employee" if such Participant is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

         (c) The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

         (d) For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

         15.3 Prohibition on Acceleration of Benefits. The time or schedule of any distribution or payment of any shares of Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

         15.4 Elections under Section 409A Awards.

         (a) Any deferral election provided under or with respect to an Award to any Eligible Individual, or to the Participant holding a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or
(ii) below, any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

              (i) In the case of the first year in which an Eligible Individual or a Participant holding a Section 409A Award, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with thirty days after the date the Eligible Individual, or the Participant holding a Section 409A Award, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

              (ii) In the case of any performance-based compensation based on services performed by an Eligible Individual, or the Participant holding a
Section 409A Award, over a period of at least twelve months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

         (b) In the event that a Section 409A Award permits, under a subsequent election by the Participant holding such Section 409A Award, a delay in a distribution or payment of any shares of Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

              (i) such subsequent election may not take effect until at least twelve months after the date on which the election is made,

              (ii) in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

              (iii) in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve months prior to the date of the first scheduled distribution or payment under Section 10.2(a)(iv).

         15.5 Compliance in Form and Operation. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

                                   ARTICLE 16

                               GENERAL PROVISIONS

         16.1 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

         16.2 No Stockholders Rights. The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

         16.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

         16.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

         16.5 Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

         16.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own

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

expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         16.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

         16.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

         16.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         16.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

         16.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

         16.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         16.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Utah.

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

                                    * * * * *

         I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of RemoteMDx, Inc., on _______________, 2006.

         * * * * * I hereby certify that the foregoing Plan was approved by the stockholders of RemoteMDx, Inc., on _______________, 2006.

         Executed on this ____ day of _______________, 2006.


                                        ________________________________________
                                                      Corporate Secretary



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

                                   APPENDIX E

                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The shareholder executing and delivering this Proxy as directed above appoints David G. Derrick and Michael G. Acton and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of common stock of the Company held of record by the undersigned as of May 19, 2006, at the Annual Meeting of Shareholders of RemoteMDx, Inc., to be held at the corporate offices located at 150 West Civic Center Drive, Suite 400, Sandy, UT 84070, on Monday, July 10, 2006, at 10:00 a.m., Mountain Daylight Time or at any adjournment thereof.

The Board of Directors recommends a Vote "FOR" Items 1, 2, 3, 4, and 5.

1. To elect four directors to serve for one year each, until the next Annual Meeting of Shareholders and until a successor is elected and shall qualify.

         The nominees are:

         David G. Derrick                   James J. Dalton
         Robert E. Childers                 Peter McCall

FOR ALL           WITHHOLD AS TO ALL       FOR ALL EXCEPT ______________________
 /  /                  /  /                                        /  /


2. To approve and ratify the selection of Hansen, Barnett, and Maxwell as the Company's independent public accountants.

   FOR               AGAINST                          ABSTAIN
  /  /                 /  /                             /  /

3. To approve an amendment to the Articles of Incorporation increasing the number of shares of common stock authorized for issuance from 100,000,000 common shares to 175,000,000 common shares and authorizing the filing of Amended and Restated Articles of Incorporation.

   FOR               AGAINST                           ABSTAIN
  /  /                 /  /                             /  /

4. To approve an amendment to the Articles of Incorporation increasing the number of shares of preferred stock authorized for issuance from 10,000,000 preferred shares to 20,000,000 preferred shares and authorizing the filing of Amended and Restated Articles of Incorporation.

   FOR               AGAINST                           ABSTAIN
  /  /                 /  /                             /  /


5. To approve the adoption of the RemoteMDx, Inc., 2006 Equity Incentive Award Plan.

   FOR                AGAINST                          ABSTAIN
  /  /                 /  /                             /  /

6. To consider and act upon any other matters that properly may come before the meeting or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, and 5.

PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN CO-TENANTS HOLD SHARES, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



DATE: ____________                  _______________________________________
                                    Signature

                                    _______________________________________
                                    Signature (Joint Owners)



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